UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 18, 2008

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 18, 2008, Allscripts Healthcare Solutions, Inc. (the “Company”) issued a press release announcing it had entered into a definitive agreement (the “Merger Agreement”) with Misys plc, a public limited company incorporated under the laws of England (“Parent”), Misys Healthcare Systems LLC, a North Carolina limited liability company and wholly-owned indirect subsidiary of Parent (“MHS”), and Patriot Merger Company, LLC, a North Carolina limited liability company and wholly-owned subsidiary of the Company (“Sub”). The information required by other Items will be filed in a separate Current Report on 8-K. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on 8-K.

On March 18, 2008, the Company distributed a letter to its employees announcing to them the execution of the Merger Agreement. A copy of this letter is furnished as Exhibit 99.2 to this Current Report on 8-K. The Company distributed to its employees a question and answer document relating to the announcement of the execution of the Merger Agreement. A copy of this document is furnished as Exhibit 99.3 to this Current Report on 8-K.

On March 18, 2008, the Company made available an interview with Mike Lawrie, the Chief Executive Officer of Misys, and Glen Tullman during which they discuss the transactions contemplated by the Merger Agreement. The interview is available on the Company website at www.allscripts.com, on the Misys website at www.misys.com, and on the Cantos website at www.cantos.com. A transcript of this interview is attached hereto as Exhibit 99.4. On March 18, 2008, the Company also made available an interview with Glen Tullman, the Chief Executive Officer of the Company directed toward employees on the Company’s intranet. A transcript of this interview is attached hereto as Exhibit 99.5.

The presentation attached hereto as Exhibit 99.6 is in the form of a slide show presentation that the Company expects to use in its investor presentation on March 18, 2008 to, among other things, describe the transactions related to the Merger Agreement, assuming that the stockholders of the Company and the shareholders of Misys approve the transactions contemplated by the Merger Agreement.

Important Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving Allscripts Healthcare Solutions, Inc. (“Allscripts”) and Misys Healthcare Systems LLC (“MHS”), a wholly owned subsidiary of Misys plc (“Misys”). In connection with this proposed transaction, Allscripts intends to file with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement, a definitive proxy statement and other related materials, and Parent intends to file a shareholder circular with the Financial Services Authority in the United Kingdom. The definitive proxy statement will be mailed to the stockholders of Allscripts, and the shareholder circular will be mailed to the shareholders of Parent. BEFORE MAKING ANY DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE DOCUMENTS AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders can obtain copies of Allscripts’ materials (and all other offer documents filed with the SEC) when available, at no charge on the SEC’s website: www.sec.gov. Copies can also be obtained at no charge by directing a request for such materials to Allscripts at 222

Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654, Attention: Lee Shapiro, Secretary, or to Misys at 125 Kensington High Street, London W8 5SF, United Kingdom, Attention: Group General Counsel & Company Secretary. Investors and security holders may also read and copy any reports, statements and other information filed by Allscripts with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Allscripts’ directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies from the stockholders of Allscripts in favor of the proposed transaction. Information about Allscripts, its directors and its executive officers, and their ownership of Allscripts’ securities, is set forth in its proxy statement for the 2007 Annual Meeting of Stockholders of the Company, which was filed with the SEC on April 30, 2007. Additional information regarding the interests of those persons may be obtained by reading the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-looking Statements

This communication contains forward-looking statements. Those forward-looking statements include all statements other than those made solely with respect to historical fact. Forward-looking statements may be identified by words such as “believes”, “expects”, “anticipates”, “estimates”, “projects”, “intends”, “should”, “seeks”, “future”, continue”, or the negative of such terms, or other comparable terminology. Such statements include, but are not limited to, statements about the expected benefits of the transaction involving Allscripts, MHS and Parent, including potential synergies and cost savings, future financial and operating results, and the combined company’s plans and objectives. In addition, statements made in this communication about anticipated financial results, future operational improvements and results or regulatory approvals are also forward-looking statements. Such forward-looking statements are subject to numerous risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, development, change or other circumstances that could give rise to the termination of the merger agreement; (2) the outcome of any legal proceedings that have been or may be instituted against Allscripts, Parent or MHS and others following announcement of entering into the merger agreement; (3) the inability to complete the proposed transaction due to the failure to obtain stockholder or shareholder approval or the failure of any party to satisfy other conditions to completion of the proposed transaction, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of other required regulatory approvals; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the merger; (5) the ability to recognize the benefits of the merger; (6) legislative, regulatory and economic developments; and (7) other factors described in filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this communication are beyond Allscripts’, Parent’s and MHS’ ability to control or predict. Allscripts can give no assurance that any of the transactions related to the merger will be completed or that the conditions to the merger will be satisfied. Allscripts undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. Allscripts is not responsible for updating the information contained in this communication beyond the published date, or for changes made to this communication by wire services or Internet service providers.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following exhibits are filed herewith:

Exhibit No.
Exhibit 99.1	Press Release dated March 18, 2008

Exhibit 99.2	Letter to employees

Exhibit 99.3	Questions and Answers for employees

Exhibit 99.4	Transcript of interview with Mike Lawrie and Glen Tullman.

Exhibit 99.5	Transcript of interview of Glen Tullman to employees

Exhibit 99.6	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

Date: March 18, 2008	By:	/s/ Brian Vandenberg
Brian Vandenberg
Vice President and General Counsel

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.
Exhibit 99.1	Press Release dated March 18, 2008

Exhibit 99.2	Letter to employees

Exhibit 99.3	Questions and Answers for employees

Exhibit 99.4	Transcript of interview with Mike Lawrie and Glen Tullman.

Exhibit 99.5	Transcript of interview of Glen Tullman to employees

Exhibit 99.6	Investor Presentation